UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: August 2, 2013

HPC Acquisitions, Inc.
(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-53248

Nevada	68-0635204
(State of incorporation)	(IRS Employer ID Number)

10935 57th Avenue North, Plymouth, MN	55442
(Address of principal executive offices)	(Zip Code)

(952) 541-1155
(Registrant’s telephone number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

New independent registered public accounting firm

On July 31, 2013, the Company engaged GBH CPAs, PC, as its new independent registered public accounting firm.  During the two most recent fiscal years and through July 31, 2013, the Company had not consulted with GBH CPAs, PC regarding any of the following:

(a) The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and GBH CPAs, PC did not provide either a written report or oral advice to the Company that GBH CPAs, PC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(b) The subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPC Acquisitions, Inc.

Dated: August 2, 2013	By:	/s/ Craig S. Laughlin
Craig S. Laughlin
Chief Executive Officer
and Chief Financial Officer